Nature of business and summary of significant accounting policies (Details Textual)	12 Months Ended
	Dec. 31, 2014 USD ($)	Dec. 31, 2013 USD ($)	Dec. 31, 2012 USD ($)
Nature Of Business And Summary Of Significant Accounting Policies [Line Items]
Allowance for Doubtful Accounts Receivable	$ 127,000	$ 144,000	$ 139,000
Foreign Currency Transaction Gain (Loss), Unrealized	11,600,000
Cash, Cash Equivalents, and Short-term Investments	$ 92,800,000
Historical Revenue Percentage	50
Liquidity Disclosure, Sufficient Cash and Waivers Note	Management believes that the cash and cash equivalents of $92.8 million as of December 2014 are sufficient for the company to continue as a going concern for at least the next twelve months